UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On June 26, 2023, Biogen Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the Annual Meeting are as follows:

1.Stockholders elected seven nominees to the Board of Directors to serve for a one-year term extending until the 2024 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Caroline Dorsa	91,426,287	27,419,853	278,437	8,719,273
Maria C. Freire	75,764,531	43,230,969	129,077	8,719,273
William A. Hawkins	73,182,735	45,804,008	137,834	8,719,273
Jesus B. Mantas	92,085,202	26,910,381	128,994	8,719,273
Eric K. Rowinsky	68,024,971	50,987,191	112,415	8,719,273
Stephen A. Sherwin	93,133,091	25,889,684	101,802	8,719,273
Christopher A. Viehbacher	116,996,008	2,026,614	101,955	8,719,273
2.Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,393,644	4,311,034	139,172	—

3.Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,640,454	36,292,390	191,733	8,719,273
4.Stockholders approved, on an advisory basis, annually as the frequency of the advisory vote on executive compensation, with the votes cast as follows:

1 Year	2 Years	3 Years	Abstentions
115,841,797	75,456	2,254,126	953,198
5.Stockholders elected Susan K. Langer to the Board of Directors to serve for a one-year term extending until the 2024 annual meeting of stockholders and her successor is duly elected and qualified, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,037,638	46,616,578	8,470,361	8,719,273

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By: /s/ Wendell Taylor
Wendell Taylor
Assistant Secretary

Date: June 29, 2023